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                            OASIS RESIDENTIAL, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 25, 1997

$5,000,000                                                  Las Vegas, Nevada
                                                           September 24, 1996

         FOR VALUE RECEIVED, OASIS RESIDENTIAL, INC., a Nevada corporation ("COMPANY"), promises to pay to the order of UNION BANK OF CALIFORNIA, N.A, formerly known as Union Bank ("PAYEE"), on or before September 25, 1997, the lesser of (x) $5,000,000 or (y) the unpaid principal amount of all advances made by Payee to Company as Loans in excess of the Commitment in effect prior to the date hereof under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of September 25, 1995 by and among Company, the financial institutions listed therein as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Morgan Guaranty Trust Company of New York and Bank One Arizona, N.A., as Co-Agents, as amended to the date hereof (said Credit Agreement, as so amended and as it may be further amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         This Note is one of Company's "Notes" in the aggregate principal amount of $200,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in
Section 9.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on


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this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in Section 2.4A(iii) of the Credit Agreement and to prepayment at the option of Company as provided in Section 2.4A(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in Section 9.1 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.





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         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.




                                            OASIS RESIDENTIAL, INC.,
                                            a Nevada corporation

                                            By:         /SIG/
                                               --------------------------------

                                            Title:
                                                  -----------------------------











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                                  TRANSACTIONS
                                       ON
                                ADDITIONAL NOTE

                                                                                              Outstanding
                            Type of            Amount of             Amount of                 Principal
                           Loan Made           Loan Made             Principal                  Balance             Notation
              Date         This Date           This Date           Paid This Date              This Date            Made By
              ----         ---------           ---------           --------------             -----------           --------












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